UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 1, 2005


                           Network  Installation  Corporation
             --------------------------------------------------------------
             (Exact  name  of  registrant  as  specified  in  its  charter)


                Nevada                     000-25499               88-0390360
  ----------------------------     ------------------------     ---------------
     (State  or  other jurisdiction     (Commission File       (IRS Employer of
            incorporation)                  Number)          Identification No.)



              15235  Alton  Parkway,  Ste  200,  Irvine,  CA         92618
            -------------------------------------------------   -------------
           (Address  of  principal  executive  offices)           (Zip  Code)

                                 (949)  753-7551
                             ----------------------
                         (Registrant's  telephone  number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written  communications  pursuant  to  Rule  425  under the Securities Act
    (17  CFR  230.425)
[  ]  Soliciting  material  pursuant  to  Rule  14a-12  under  the  Exchange Act
    (17  CFR  240.14a-12)
[  ]  Pre-commencement  communications  pursuant  to  Rule  14d-2(b)  under  the
    Exchange  Act  (17  CFR  240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


ITEM  1.01  ENTRY  INTO  A  MATERIAL  DEFINITIVE  AGREEMENT.
ITEM  2.01  COMPLETION  OF  ACQUISITION  OR  DISPOSITION  OF  ASSETS.
ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

On November 1, 2005, we entered into an Acquisition Agreement and Plan of Reorganization with Robert and Sherry Rivera, as the stockholders of Spectrum Communication Cabling Services, Inc., a California Corporation, to acquire Spectrum Communications. Spectrum Communications provides network design, installation and maintenance of voice and data network systems

Pursuant to the Acquisition Agreement and Plan of Reorganization, we issued 18,567,639 restricted shares of our common stock to the stockholders of Spectrum Communications in exchange for all of the outstanding shares of Spectrum
Communications. Additionally, Robert Rivera, one of the stockholders of Spectrum, will have the right to appoint two members of our Board of Directors. We further agreed that our Board would consist of between five and seven directors.

In connection with the Acquisition Agreement and Plan of Reorganization, we issued a secured $1,500,000 Note to Robert and Sherry Rivera that pays interest at the rate of six percent per annum. We are not required to make payments on the Note for the first year, although interest will accrue. We must make our first payment of $70,469.77 on November 1, 2006 and payments will continue monthly until the Note is paid completely on November 1, 2007 with a final payment of $818,783.47. There is no penalty if we pay the Note earlier than required.

The foregoing description of the terms and conditions of the Acquisition Agreement and Plan of Reorganization between the Company and Robert and Sherry Rivera, the Promissory Note between the Company and Robert and Sherry Rivera and the Security Agreement between the Company and Spectrum Communication Cabling Services, Inc. dated November 1, 2005 are qualified in their entirety by, and made subject to, the more complete information set forth in exhibits 10.1, 10.2 and 10.3 attached to this Report.

This report may contain forward-looking statements that involve risks and uncertainties. We generally use words such as "believe," "may," "could," "will," "intend," "expect," "anticipate," "plan," and similar expressions to identify forward-looking statements. You should not place undue reliance on these forward-looking statements. Our actual results could differ materially from those anticipated in the forward-looking statements for many reasons, including our ability to continue as a going concern, adverse economic changes affecting markets we serve; competition in our markets and industry segments; our timing and the profitability of entering new markets; greater than expected costs, customer acceptance of wireless networks or difficulties related to our integration of the businesses we may acquire; and other risks and uncertainties as may be detailed from time to time in our public announcements and SEC filings. Although we believe the expectations reflected in the forward-looking statements are reasonable, they relate only to events as of the date on which the statements are made, and our future results, levels of activity, performance or achievements may not meet these expectations. We do not intend to update any of the forward-looking statements after the date of this document to conform these statements to actual results or to changes in our expectations, except as required by law.


ITEM  9.01  FINANCIAL  STATEMENTS  AND  EXHIBITS.

(a)  Financial  statements  of  businesses  acquired:

The financial statements required by this item are not included herewith and will be filed within 60 days of the required filing date of this Form 8-K.

(b)  Pro  forma  financial  information:

The financial statements required by this item are not included herewith and will be filed within 60 days of the required filing date of this Form 8-K.

(c)  Exhibits:

EXHIBIT  NUMBER          DESCRIPTION

10.1 Acquisition Agreement and Plan of Reorganization between the Company and Robert and Sherry Rivera dated November 1, 2005.
10.2 Promissory Note between the Company and Robert and Sherry Rivera dated November 1, 2005.
10.3 Security Agreement between the Company and Spectrum Communication Cabling Services, Inc. dated November 1, 2005.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


          Network  Installation  Corporation
          -----------------------------------
                       Registrant


Date:  November  7,  2005     By:  /s/  Jeffrey  R.  Hultman
                                   --------------------------------
                                   Jeffrey  R.  Hultman
                                   President  &  Chief  Executive  Officer